Exhibit 10.1

SECOND AMENDMENT TO THE
AGREEMENT OF LIMITED PARTNERSHIP OF
CHERRY HILL OPERATING PARTNERSHIP, LP

DESIGNATION OF ADDITIONAL 8.20% SERIES A
CUMULATIVE REDEEMABLE PREFERRED UNITS

 April 5, 2018

Pursuant to Sections 4.02 and 11.01 of the Agreement of Limited Partnership of Cherry Hill Operating Partnership, LP, as amended by that certain First Amendment to the Agreement of Limited Partnership of Cherry Hill Operating Partnership, LP (the “Partnership Agreement”), the General Partner hereby amends the Partnership Agreement as follows:

1.            Designation and Number. The number of authorized Series A Preferred Units shall be 3,800,000.

2.            Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Partnership Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

GENERAL PARTNER:

CHERRY HILL MORTGAGE INVESTMENT CORPORATION, a Maryland corporation

By:	/s/ Martin Levine
Name:	Martin Levine
Title:	Chief Financial Officer, Secretary and Treasurer

[Signature page for Second Amendment to Partnership Agreement]